                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 30, 1998


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       Maryland                    1-12514                   84-1246585
   (State or Other               (Commission                (IRS Employer
   Jurisdiction of               File Number)             Identification No.)
    Incorporation)
--------------------------------------------------------------------------------


                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (610) 834-7950
--------------------------------------------------------------------------------

The purpose of this filing is to file the Item 7 information for the following acquisitions: (i) the Chambersburg Properties, this acquisition was consummated on October 30, 1998, and was originally reported in a Current Report on Form 8-K filed on November 13, 1998, (ii) the acquisition of the Browning Investments Portfolio, which was consummated on December 4, 1998, and was originally reported in a Current Report on Form 8-K filed on December 18, 1998, (iii) and the acquisition of the Brashier Portfolio, which was consummated on December 24, 1998, and was originally reported in a Current Report on Form 8-K filed January 8, 1999.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          The audited statements of revenue and certain operating expenses of the Chambersburg Properties, the Browning Investments Portfolio, and the Brashier Portfolio for the year ended December 31, 1997 and for the nine month period ended September 30, 1998 (unaudited) are included on pages F-20 to F-33.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Unaudited pro forma condensed consolidating financial information which reflects the Company's acquisitions of the Chambersburg Properties, the Browning Investments Portfolio, and the Brashier Portfolio as of and for the year ended December 31, 1997 and for the nine month period ended September 30, 1998 are included on pages
          F-2 to F-19.

     (c)  EXHIBITS

          None.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             AMERICAN REAL ESTATE INVESTMENT
                                             CORPORATION



Date:    January 13, 1999                    By /S/ JEFFREY E. KELTER
                                                ---------------------
                                                Jeffrey E. Kelter
                                                President


Date:    January 13, 1999                    By /S/ TIMOTHY A. PETERSON
                                                -----------------------
                                                Timothy A. Peterson
                                                Chief Financial Officer


Date:    January 13, 1999                    By /S/ TIMOTHY E. MCKENNA
                                                ----------------------
                                                Timothy E. McKenna
                                                Treasurer
                                                (Principal Accounting Officer)

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                                      INDEX


I.     UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

       -   Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1998.....   F-2

       -   Pro Forma Condensed Consolidating Statement of Operations for the
           nine month period ended September 30, 1998...................................   F-3

       -   Pro Forma Condensed Consolidating Statement of Operations for the
           year ended December 31, 1997.................................................   F-5

       -   Notes to Management's Assumptions to Unaudited Pro Forma Condensed
           Consolidating Financial Information..........................................   F-7

II.    CHAMBERSBURG PROPERTIES

       -   Report of Independent Public Accountants.....................................  F-20
       -   Combined Statement of Revenue and Certain Expenses for the nine month period ended September 30, 1998 (unaudited) and year ended December 31, 1997.......  F-21
       -   Notes to Combined Statement of Revenue and Certain Expenses..................  F-22

III.   BROWNING INVESTMENTS PORTFOLIO

       -   Report of Independent Public Accountants.....................................  F-25
       -   Combined Statement of Revenue and Certain Expenses for the nine month period ended September 30, 1998 (unaudited) and year ended December 31, 1997.......  F-26
       -   Notes to Combined Statement of Revenue and Certain Expenses..................  F-27

IV.    BRASHIER PORTFOLIO

       -   Report of Independent Public Accountants.....................................  F-30
       -   Combined Statement of Revenue and Certain Expenses for the nine month period ended September 30, 1998 (unaudited) and year ended December 31, 1997.......  F-31
       -   Notes to Combined Statement of Revenue and Certain Expenses..................  F-32


AMERICAN REAL ESTATE INVESTMENT CORPORATION UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following sets forth the unaudited pro forma condensed consolidating balance sheet at September 30, 1998 and the unaudited pro forma condensed consolidating statements of operations for American Real Estate Investment Corporation (the "Company") for the nine months ended September 30, 1998 and the year ended December 31, 1997.

The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma consolidating financial information is presented as if the following events occurred on September 30, 1998 for balance sheet purposes and on January 1, 1997 for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- THE QUADRANGLES VILLAGE APARTMENTS, AMERICANA LAKEWOOD APARTMENTS AND OTHER PROPERTY DISPOSITIONS. On June 24, 1998, the Company sold Quadrangles Village Apartments, a 510-unit apartment building located in Tempe, Arizona for approximately $26,500,000. On January 9, 1998, the Company consummated the sale of a 300-unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000. During 1997, the Company also sold three other directly owned and one indirectly owned multi-family residential properties (Timberleaf, Sedona, International and Emerald Point).

- The Company's private placement on July 9, 1998 of 1,092,051 shares of Common Stock with certain institutional investors for approximately $18,000,000 and the use of net proceeds of $17,440,000 to repay indebtedness under the Company's credit facility.

- The Company's private placement on August 19, 1998 of 720,743 shares of its Common Stock for an aggregate purchase price of $11,400,000 were issued to the New York State Common Retirement Fund as partial repayment of certain indebtedness encumbering certain properties in the Pioneer Portfolio.

- The Company's private placement on December 24, 1998 of 800,000 shares of its Series A Convertible Preferred Stock to AEW Targeted Securities Fund, L.P. ("AEW") for net proceeds of approximately $19,500,000 was used to repay outstanding indebtedness. The Convertible Preferred Shares have a conversion price of $16.50, a distribution rate of 9% per annum and are convertible at any time, at AEW's option. The liquidation preference of each Convertible Preferred Share is $25.00. The Company may redeem the Convertible Preferred Shares at any time on or after December 15, 2003.

The acquisition transactions described in Note 1 to these pro forma financial statements were accounted for in the pro forma financial statements using the purchase method of accounting.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

    PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF SEPTEMBER 30, 1998

           (Unaudited--in thousands, except share and per share data)

                                                                                                Preferred
                                                                                                  Stock
                                                        The         Property       DLJ Debt      Private
                                                      Company      Acquisitions   Refinancing   Placement    Pro Forma   The Company
                                                     Historical        (A)            (B)          (C)      Adjustments   Pro Forma
                                                     ----------    -----------    -----------   ---------   -----------   ---------
                   ASSETS

Investments in real estate, net ..................    $ 397,089     $ 134,420     $            $            $             $ 531,509
Investment in direct financing lease .............        1,760                                                               1,760
Investment in management company .................        5,212                                                               5,212

Cash and cash equivalents ........................        1,003       (20,301)          470       19,500                        672

Restricted cash ..................................          593                                                                 593
Accounts and other receivables ...................        2,274                                                               2,274
Other assets, net ................................        8,474                       2,800                                  11,274
                                                      ---------     ---------     ---------    ---------    --------      ---------
Total assets .....................................    $ 416,405     $ 114,119     $   3,270    $  19,500    $  --         $ 553,294
                                                      ---------     ---------     ---------    ---------    --------      ---------
                                                      ---------     ---------     ---------    ---------    --------      ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Mortgage notes payable and other debt .........    $ 239,325     $  97,432     $   3,270    $            $             $ 340,027
   Accrued expenses and other liabilities ........        5,425                                                               5,425

Minority interest ................................       79,300         9,187                                  3,670 (D)     92,157
   Convertible Preferred Units ...................                      7,500                                                 7,500

Shareholders' equity:
   Preferred Stock ...............................                                                19,500                     19,500
   Common stock ..................................            7                                                                   7
   Warrants ......................................          685                                                                 685
   Additional paid-in capital ....................       86,725                                               (3,670)(D)     83,055
Cumulative net income ............................       12,903                                                              12,903
Cumulative dividends .............................       (7,965)                                                             (7,965)
                                                      ---------     ---------     ---------    ---------    --------      ---------
   Total shareholders' equity ....................       92,355          --            --         19,500      (3,670)       108,185
                                                      ---------     ---------     ---------    ---------    --------      ---------
   Total liabilities and shareholders' equity ....    $ 416,405     $ 114,119     $   3,270    $  19,500    $  --         $ 553,294
                                                      ---------     ---------     ---------    ---------    --------      ---------
                                                      ---------     ---------     ---------    ---------    --------      ---------


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998

           (Unaudited--in thousands, except Share and Per Share Data)

                                                                                    Common     Preferred
                                                              The                    Stock       Stock
                                     The         1998       Company,     1998       Private     Private                  The
                                   Company    Dispositions     As     Acquisitions Placements  Placement  Pro Forma     Company
                                  Historical      (a)       Adjusted      (b)         (c)        (d)      Adjustments  Pro Forma
                                  ----------  ------------  --------  ------------ ----------  ---------  -----------  ---------
REVENUE:
  Minimum rent .................  $ 22,436    $ (1,680)     $ 20,756    $ 25,872    $          $          $             $ 46,628
  Tenant reimbursements
   and other income ............     3,168        (152)        3,016       2,434                                           5,450
                                  --------    --------      --------    --------    --------   --------   --------      --------
    Total revenue ..............    25,604      (1,832)       23,772      28,306                                          52,078

OPERATING EXPENSES:
  Property operating expenses ..     5,048        (656)        4,392       6,464                                          10,856
  General and administrative ...       440         (33)          407                                                         407
  Interest .....................     8,997        (554)        8,443      12,309      (1,293)                  437(e)     19,896
  Depreciation .................     4,157                     4,157       5,154                                           9,311
                                  --------    --------      --------    --------    --------   --------   --------      --------
    Total operating expenses ...    18,642      (1,243)       17,399      23,927      (1,293)                  437        40,470

INCOME (LOSS) BEFORE EQUITY IN
  EARNINGS (LOSSES) FROM INVEST-
  MENT IN MANAGEMENT COMPANY,
  GAINS ON SALES OF ASSETS,
  DISTRIBUTIONS TO PREFERRED
  UNITHOLDERS AND MINORITY
  INTEREST .....................     6,962        (589)        6,373       4,379       1,293                  (437)       11,608

EQUITY IN (LOSSES) FROM
  INVESTMENT IN MANAGEMENT
  COMPANY ......................    (1,023)       --          (1,023)       --           --         --         --         (1,023)

GAINS ON SALE OF ASSETS ........    11,952     (11,952)         --          --           --         --         --            --
                                  --------    --------      --------    --------    --------   --------   --------      --------



                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998

           (Unaudited--in thousands, except Share and Per Share Data)

                                                                                       Common   Preferred
                                                                                        Stock     Stock
                                    The           1998                       1998      Private   Private
                                  Company      Dispositions The Company, Acquisitions Placement Placement   Pro Forma   The Company
                                 Historical        (a)      As Adjusted      (b)         (c)       (d)     Adjustments   Pro Forma
                                 -----------   ------------  --------    ------------ --------- ---------- -----------  -----------
INCOME (LOSS) BEFORE
  DISTRIBUTIONS TO PREFERRED
  UNITHOLDERS AND MINORITY
  INTEREST ...................        17,891      (12,541)      5,350        4,379     1,293          --       (437)         10,585

DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS ...............          --           --          --           --        --            --       (506)(f)        (506)
                                 -----------    ---------    --------      -------   -------    --------    -------     -----------

INCOME (LOSS) BEFORE MINORITY
   INTEREST ..................        17,891      (12,541)      5,350        4,379     1,293                   (943)         10,079

MINORITY INTEREST ............        (8,106)        --        (8,106)        --        --            --      4,091(g)       (4,015)
                                 -----------    ---------    --------      -------   -------    --------    -------     -----------

NET INCOME (LOSS) ............         9,785      (12,541)     (2,756)       4,379     1,293                  3,148           6,064

(INCOME) LOSS ALLOCATED TO
  PREFERRED SHARES ...........          --           --          --           --        --        (1,350)                    (1,350)
                                 -----------    ---------    --------      -------   -------    --------    -------     -----------

INCOME ALLOCATED TO COMMON
  SHARES .....................   $     9,785    $ (12,541)   $ (2,756)     $ 4,379   $ 1,293    $ (1,350)   $ 3,148     $     4,714
                                 -----------    ---------    --------      -------   -------    --------    -------     -----------
                                 -----------    ---------    --------      -------   -------    --------    -------     -----------
BASIC EARNINGS PER COMMON
  SHARE ......................   $      1.61                                                                            $       .64
                                 -----------                                                                            -----------
                                 -----------                                                                            -----------
DILUTED EARNINGS PER COMMON
  SHARES .....................   $      1.65                                                                            $       .60
                                 -----------                                                                            -----------
                                 -----------                                                                            -----------
WEIGHTED AVERAGE SHARES
OUTSTANDING-BASIC ............     5,936,238                                                                              7,354,523
                                 -----------                                                                            -----------
                                 -----------                                                                            -----------
WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING - DILUTED .....    11,095,378                                                                             14,595,830
                                 -----------                                                                            -----------
                                 -----------                                                                            -----------

            The accompanying notes and management's assumptions are
                      an integral part of this statement.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1997

           (Unaudited--in thousands, except Share and Per Share Data)




                                       The           1997          1997                     1998            1998
                                      Company     Dispositions  Acquisitions             Dispositions   Acquisitions
                                     Historical       (a)           (b)       Subtotal       (c)            (d)
                                     ----------   ------------  ------------  --------   ------------   ------------
REVENUE:
  Minimum rent ...................    $  7,732     $ (1,457)    $ 12,499      $ 18,774     $ (5,738)    $ 45,451
  Tenant reimbursements and
   other income ..................         465                     1,498         1,963          (96)       4,654
                                      --------     --------     --------      --------     --------     --------
    Total revenue ................       8,197       (1,457)      13,997        20,737       (5,834)      50,105

OPERATING EXPENSES:
  Property operating expenses ....       3,112         (895)       2,380         4,597       (2,072)      10,560
  General and administrative .....         732                                     732
  Buyout of employment agreements,
   warrants and options expense ..       3,203                                   3,203
  Interest .......................       3,134         (845)       4,582         6,871       (2,011)      22,455
  Depreciation and amortization ..         909         (158)       2,619         3,370         (819)       9,584
                                      --------     --------     --------      --------     --------     --------
    Total Operating expenses .....      11,090       (1,898)       9,581        18,773       (4,902)      42,599

INCOME (LOSS) BEFORE EQUITY IN
EARNINGS (LOSSES) FROM
INVESTMENT IN MANAGEMENT
COMPANY; GAINS ON SALES OF
ASSETS, DISTRIBUTIONS TO
PREFERRED UNITHOLDERS AND
MINORITY INTEREST ................      (2,893)         441        4,416         1,964         (932)       7,506

EQUITY IN INCOME (LOSSES) FROM
INVESTMENT IN MANAGEMENT
COMPANY ..........................         404         (436)        (392)         (424)        --           --

GAINS ON SALES OF ASSETS .........       4,608       (4,608)        --            --           --           --
                                      --------     --------     --------      --------     --------     --------
INCOME (LOSS) BEFORE
DISTRIBUTIONS TO PREFERRED
UNITHOLDERS AND MINORITY
INTEREST .........................       2,119       (4,603)       4,024         1,540         (932)       7,506

DISTRIBUTIONS TO PREFERRED
UNITHOLDERS ......................        --           --           --            --           --           --



                                       Common      Preferred
                                        Stock        Stock
                                       Private      Private       Other           The
                                      Placements   Placement    Pro Forma       Company
                                         (e)          (f)      Adjustments     Pro Forma
                                      ----------   ---------   -----------     ---------
REVENUE:
  Minimum rent ...................     $           $            $              $ 58,487
  Tenant reimbursements and
   other income ..................                                                6,521
                                        ------      ------      -------         -------
    Total revenue ................                                               65,008

OPERATING EXPENSES:
  Property operating expenses ....                                               13,085
  General and administrative .....                                  844 (g)       1,576
  Buyout of employment agreements,
   warrants and options expense ..                               (3,203)(h)        --
  Interest .......................      (2,255)                                  25,060
  Depreciation and amortization ..                                               12,135
                                        ------       ------      -------        -------
    Total Operating expenses .....      (2,255)                  (2,359)         51,856

INCOME (LOSS) BEFORE EQUITY IN
EARNINGS (LOSSES) FROM
INVESTMENT IN MANAGEMENT
COMPANY; GAINS ON SALES OF
ASSETS, DISTRIBUTIONS TO
PREFERRED UNITHOLDERS AND
MINORITY INTEREST ................       2,255                    2,359          13,152

EQUITY IN INCOME (LOSSES) FROM
INVESTMENT IN MANAGEMENT
COMPANY ..........................        --           --           --             (424)

GAINS ON SALES OF ASSETS .........        --           --           --              --
                                        ------       ------      -------        -------

INCOME (LOSS) BEFORE
DISTRIBUTIONS TO PREFERRED
UNITHOLDERS AND MINORITY
INTEREST .........................       2,255                     2,359         12,728

DISTRIBUTIONS TO PREFERRED
UNITHOLDERS ......................        --           --           (675)(i)       (675)
                                        ------       ------      -------        -------


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1997

           (Unaudited--in thousands, except Share and Per Share Data)



                                        The            1997           1997                              1998           1998
                                      Company       Dispositions   Acquisitions                     Dispositions    Acquisitions
                                     Historical         (a)            (b)           Subtotal            (c)            (d)
                                     -----------    ------------   ------------     -----------     -----------     ------------
INCOME (LOSS) BEFORE MINORITY
INTEREST .........................          2,119          (4,603)          4,024          1,540            (932)          7,506

MINORITY INTEREST ................           (876)           --              --             (876)           --              --
                                      -----------     -----------     -----------    -----------     -----------     -----------

NET INCOME (LOSS) ................          1,243          (4,603)          4,024            664            (932)          7,506

INCOME (LOSS) ALLOCATED TO                   --              --              --              --              --              --
                                      -----------     -----------     -----------    -----------     -----------     -----------
INCOME (LOSS) ALLOCATED TO COMMON
SHARES ...........................          1,243          (4,603)          4,024            664            (932)          7,506
                                      -----------     -----------     -----------    -----------     -----------     -----------
                                      -----------     -----------     -----------    -----------     -----------     -----------

BASIC EARNINGS PER COMMON SHARE      $       .92
                                      -----------
                                      -----------
DILUTED EARNINGS PER COMMON SHARES   $       .88
                                      -----------
                                      -----------

WEIGHTED AVERAGE SHARES
OUTSTANDING-BASIC ................      1,347,297
                                      -----------
                                      -----------
WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING - DILUTED .........      2,404,004
                                      -----------
                                      -----------


                                                 Common        Preferred
                                                  Stock          Stock             Other
                                                 Private        Private             Pro                  The
                                                Placements     Placement           Forma                Company
                                                   (e)            (f)            Adjustments           Pro Forma
                                                ----------     ----------        -----------           ----------
INCOME (LOSS) BEFORE MINORITY
INTEREST ..................................          2,255                             1,684               12,053

MINORITY INTEREST .........................           --             --               (3,840)(j)           (4,716)
                                                ----------     ----------         ----------           ----------

NET INCOME (LOSS) .........................          2,255                            (1,954)               7,337

(INCOME) LOSS ALLOCATED TO

PREFERRED SHARES ..........................           --           (1,800)(g)           --                 (1,800)
                                                ----------     ----------         ----------           ----------
INCOME (LOSS) ALLOCATED TO COMMON
SHARES ....................................          2,255         (1,800)            (1,954)               5,537
                                                ----------     ----------         ----------           ----------

BASIC EARNINGS PER COMMON SHARE ...........
                                                                                                     $        .77
                                                                                                       ----------
                                                                                                       ----------
DILUTED EARNINGS PER COMMON SHARES ........                                                          $        .72
                                                                                                       ----------
                                                                                                       ----------
WEIGHTED AVERAGE SHARES
OUTSTANDING-BASIC .........................                                                             7,167,075
                                                                                                       ----------
                                                                                                       ----------
WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING - DILUTED ..................                                                            14,164,617
                                                                                                       ----------
                                                                                                       ----------


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


1.   BASIS OF PRESENTATION

     American Real Estate Investment Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust which was organized in the state of Maryland. As of January 11, 1999, the Company owned 99 properties. All but five of the properties are owned directly or indirectly by American Real Estate Investment, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of September 30, 1998 and January 11, 1999, owned approximately 53% and 54% of the Operating Partnership, respectively.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, the Pioneer Portfolio, the Chambersburg Properties, the Browning Investments Portfolio, and the Brashier Portfolio. In management's opinion, all adjustments necessary to reflect the acquisitions of the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, the Pioneer Portfolio, the Chambersburg Properties, the Browning Investments Portfolio, and the Brashier Portfolio, the debt refinancing, and the private placements consummated in 1998 by the Company have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 1997, through the earlier of the respective acquisition date or September 30, 1998 or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET

(A)  Reflects the Company's recent property acquisitions as follows:


                                     Cost                      Consideration
                                  ----------    -----------------------------------------------
                                                  Credit
                                                 Facility
                                                Borrowings
                                     Total         and       Operating  Convertible
                                    Purchase     Mortgage   Partnership  Preferred
Acquisition                          Price         Debt       Units        Units         Cash
                                   ---------    ---------   ---------    ---------     --------
Chambersburg Properties ......     $ 48,951     $ 49,700    $    ---     $            $    (749)
Browning Investments Portfolio       34,670       21,732        9,187                     3,751
Brashier Portfolio ...........       50,799       26,000                     7,500       17,299
                                    --------     --------    --------     --------     --------
                                   $134,420     $ 97,432     $  9,187        7,500     $ 20,301
                                    --------     --------    --------     --------     --------
                                    --------     --------    --------     --------     --------


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION

(B) The Company refinanced $66,000,000 of amounts outstanding under its $150 million credit facility and $8,430,000 of other mortgage debt with Column Financial, Inc. in October 1998. The re-financed debt totaled $77,700,000 and is at a fixed rate of 7.50%, requires principal and interest payments under a 30 year amortization schedule and matures in October 2009. This debt is non-recourse to the Company and is secured by 19 properties.

(C) The Company issued in a private placement 800,000 shares of its Series A Convertible Preferred Stock. A portion of the net proceeds of $19,500,000 was used to repay indebtedness.

(D) Adjustment to reflect the Company's 54% ownership of the Operating Partnership after the consummation of the acquisitions and various private placements.

3. ADJUSTMENTS TO PROFORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998

(a)  1998 DISPOSITIONS

     Since January 1, 1998, the Company has sold two multi-family properties. This adjustment affects the elimination of the impact on the September 30, 1998 statement of operations for these property dispositions.

     SALE OF AMERICANA LAKEWOOD

     On January 9, 1998, the Company sold a 300-unit multi-family residential property known as Americana Lakewood Apartments, located in the metropolitan Denver area, for a gross sales price of $15,066,000 which resulted in a gain of $6,880,000.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


     SALE OF THE QUADRANGLES VILLAGE APARTMENTS

     On June 24, 1998, the Company sold the Quadrangles Village Apartments for approximately $26,500,000, which resulted in a gain of approximately $5,072,000.


                                                      Americana  Quadrangles
                                                       Lakewood    Village
                                                      Apartments  Apartments    Total
                                                      ----------  ----------     -------
     REVENUE:
       Minimum rent ..............................     $    44     $ 1,636     $ 1,680
       Tenant reimbursements and other income ....          45         107         152
                                                       -------     -------     -------
                Total revenue ....................          89       1,743       1,832

     OPERATING EXPENSES:
       Property operating expenses ...............          50         606         656
       General and administrative ................           3          30          33
       Interest ..................................          23         531         554
                                                       -------     -------     -------
                Total operating expenses .........          76       1,167       1,243

       Gains on sales of assets ..................       6,880       5,072      11,952
                                                       -------     -------     -------

     NET INCOME ..................................     $ 6,893     $ 5,648     $12,541
                                                       -------     -------     -------
                                                       -------     -------     -------


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION


     (b)  1998 ACQUISITIONS

     This adjustment reflects the pro forma effects of the following acquisitions consummated since January 1, 1998:

     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


                                                     REVENUE                                  OPERATING EXPENSES
                                  ----------------------------------------------  -----------------------------------------------

                                              Tenant                   Property
                                           Reimbursements              Operating            Depreciation
                                               and                       And      Interest      and         Total
                                  Minimum     Other                     Other     Expense   Amortization   Operating
ACQUISITION                         Rent      Income        Total      Expenses     (1)         (2)        Expenses    Subtotal
                                  --------    -------      --------    --------   --------  ------------   --------   -----------
101 Commerce Drive                $     61    $            $     61    $         $            $           $          $       61
One Phillips Drive                      26          3            29          3                                   3           26
GATX Properties                        423                      423                                                         423
Double M Development Properties        350         78           428        109                                 109          319
The Galesi Properties                1,880        565         2,445        651                                 651        1,794
Fed One Properties                     852          8           860         42                                  42          818
6 British American Boulevard           209         91           300         90                                  90          210
Marway Circle                          268                      268         20                                  20          248
Szeles Portfolio                     3,674         44         3,718      1,157                               1,157        2,561
ASW Facility                           477          5           482         43                                  43          439
Pioneer Properties                   7,630        932         8,562      2,647                               2,647        5,915
Chambersburg Properties              3,094        136         3,230        792                                 792        2,438
Browning Portfolio                   2,556        441         2,997        430                                 430        2,567
Brashier Portfolio                   4,372        131         4,503        480                                 480        4,023
Proforma adjustments                                                               12,309       5,154       17,463      (17,463)
                                  --------    -------      --------    -------   --------     -------     --------   -----------
         TOTAL                    $ 25,872    $ 2,434      $ 28,306    $ 6,464   $ 12,309     $ 5,154     $ 23,927   $    4,379
                                  --------    -------      --------    -------   --------     -------     --------   -----------
                                  --------    -------      --------    -------   --------     -------     --------   -----------

               Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION



     Footnotes to 1998 Acquisitions:

     (1)  To record interest expense on mortgage indebtedness as follows:


                                             Mortgage Amount  Interest Rate (%)
          101 Commerce Drive                   $  17,000                7.03%
          One Philips Drive                        7,500                7.03%
          GATX Properties                          8,433                7.71%
          Double M Development Properties          9,357                7.10%
          Galesi Properties                       18,036       8.33% to 8.68%
          Galesi Properties                       18,511                7.10%
          Fed One Industrial Properties           12,000                7.10%
          6 British American Boulevard             3,966                7.10%
          Marway Circle                            4,034                7.10%
          Szeles Portfolio                        31,000                7.10%
          ASW Property                             7,500                7.10%
          Pioneer Portfolio                       11,019                9.00%
          Pioneer Portfolio                       51,000                7.10%
          Pioneer Portfolio                        3,405                9.68%
          Pioneer Portfolio                        2,120               10.12%
          Chambersburg Properties                 32,500                7.10%
          Chambersburg Properties                 17,200                7.58%
          Browning Portfolio                      21,723                8.15%
          Brashier Portfolio                      26,000                7.10%


     (2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION



     (c) Represents interest expense savings from repayment of the Credit Facility and certain indebtedness upon the application of the net proceeds from the private placements on July 9, 1998 and August 19, 1998, respectively.

     (d) Reflects income allocated to the 800,000 Series A Convertible Preferred Shares issued as partial consideration in the acquisition of the Brashier Portfolio. The Series A Preferred Shares have an aggregate stated value of $20,000,000. Shareholders of this stock are entitled to a 9% preferential return.

     (e) To reflect additional interest expense related to the DLJ term debt refinancing, and the amortization of deferred finance costs related to the refinancing.

     (f) Reflects distributions related to the 454,545 Series A Convertible Preferred Units issued as partial consideration in the acquisition of the Brashier Portfolio. These Series A Convertible Preferred Units have an aggregate stated value of $7,500,000, and are entitled to a 9% preferential return.

     (g) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 54% of the Operating Partnership after the consummation of the Brashier Portfolio transaction. The adjustment to record the income effect of the minority interest share for the nine months ended September 30, 1998 in the pro forma statement of operations was computed as follows:


Pro forma Revenue                                        $ 52,078

Pro forma Operating Expenses                               40,470

Pro forma preferred dividends                              (1,856)

Pro forma Equity in Loss from equity investment            (1,023)
                                                         ---------
Pro forma Income before Minority Interest                $  8,729
                                                         ---------
                                                         ---------
Minority Interest (46%)                                     4,015

Minority Interest at September 30, 1998                     8,106
                                                         --------
Adjustment Required                                      $  4,091
                                                         ---------
                                                         ---------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION



4. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997

     On February 28, 1997, the Company sold the 450-unit apartment complex known as the Timberleaf Apartments, which was constructed in 1972 and is located in Aurora, Colorado. The gross selling price for this property was approximately $9.1 million. On August 29, 1997, the Company sold the Sedona Apartments, a 276-unit apartment complex constructed in 1971 and located in Denver, Colorado. The property had been acquired by the Company upon its organization as a REIT in 1993. The selling price for the property was $9.2 million.

     On September 26, 1997, the Company sold its 50% general partner interest in Emerald Vista Associates, L.P., which owns the 456-unit apartment complex known as the Emerald Pointe Apartments located in San Diego County, California. The selling price for the general partnership interest was $2 million.

     The pro forma effects of these property sales are shown below for the year ended December 31, 1997.


     (a) To reflect the elimination of the statement of operations impact for the year ended December 31, 1997 for the multi-family residential properties which were sold during 1997. The combined results for these properties are shown as follows:

     FOR THE YEAR ENDED DECEMBER 31, 1997:


                                                            Emerald
                                    Timberleaf    Sedona     Pointe      Total
                                    ----------    -------   --------    -------
     Revenue ......................    $  364    $ 1,093    $          $ 1,457

     Operating Expenses:
       Property operating expenses        274        621                   895
       General and administrative
       Interest ...................        91        307       447         845
       Depreciation ...............        45        162       (49)        158
                                       ------    -------    ------     -------
           Total operating expenses       410      1,090       398       1,898

     Equity in earnings from
       investment in partnership ..                            436         436

     Gains on sales of assets .....       403      3,453       752       4,608
                                       ------    -------    ------     -------

     Net income ...................    $  357    $ 3,456    $  790     $ 4,603
                                       ------    -------    ------     -------
                                       ------    -------    ------     -------


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


     (b)  1997 ACQUISITIONS

         To reflect the acquisitions of the following properties which occurred during 1997:

         FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                                                                                           1997
                                            McBride      Penn Square                                   Pro Forma       Acquisitions
                                            Portfolio    Properties      Dana    Loew     Northfield   Adjustments      Pro Forma
                                            ---------    ----------      ----    ----     ----------   -----------     ------------
Revenue
    Minimum rents                            $  9,310    $              $ 365   $ 1,704   $    1,120   $                $12,499
    Tenant reimbursements and other
    Income                                      1,098                       7       245          148                      1,498
                                             --------    -----------    -----   -------   ----------   ----------       -------

    Total Revenue                              10,408                     372     1,949        1,268                     13,997

Operating Expenses:
    Property operating and administrative
       expenses                                 2,935                       7       278          359       (1,199)(1)     2,380
    Depreciation and amortization                                                                           2,619 (2)     2,619
    Mortgage and bank loan interest                                                                         4,582 (3)     4,582
                                             --------    -----------    -----   -------   ----------   ----------       -------

    Total operating expenses                    2,935                       7       278          359        6,002         9,581

Equity in earnings from investment in
management company                                              (392)                                                      (392)
                                             --------    -----------    -----   -------   ----------   ----------       -------

Net income (loss)                            $  7,473    $      (392)   $ 365   $ 1,671   $      909   $   (6,002)      $ 4,024
                                             --------    -----------    -----   -------   ----------   ----------       -------
                                             --------    -----------    -----   -------   ----------   ----------       -------


               Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


Footnotes to 1997 Events:

(1) To eliminate non-recurring McBride general and administrative costs which will not be incurred as a result of the future operations of the McBride Portfolio by the Company


     -    Property management fees                         $   136

     -    General and administrative expenses                1,063
                                                             -----
                                                           $ 1,199
                                                             -----



(2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(3)  To record the following adjustments to interest expense:

     -    To record interest expense on the $45,000,000 of
          assumed McBride Portfolio debt at 7.71%                $ 3,300

     -    To record amortization of $500,000 of deferred
          financing costs                                        $    48

     -    To record interest expense on other indebtedness:


                                            Principal  Interest Rate
                                            ---------  -------------
          Dana Building ............         $1,155       7.38%
          Loew Properties ..........          2,875       8.25%
          Loew Properties ..........          4,385       8.50%
          Loew Properties ..........          3,358       8.50%
          Northfield Properties ....          3,500       7.10%


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(c)  1998 DISPOSITIONS

     To reflect the sale in 1998 of the following multi-family assets:

     FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                             Americana  Quadrangles
                                              Lakewood    Village
                                             Apartments  Apartments    Total
                                             ----------  ----------    -----
Revenues ..................................    $2,200      $3,538      $5,738
Tenant reimbursements and other income ....                    96          96
                                               ------      ------      ------
                                                2,200       3,634       5,834
Operating expenses:
   Property operating expenses ............       889       1,183       2,072
   Interest ...............................       891       1,120       2,011
   Depreciation and amortization ..........       233         586         819
                                               ------      ------      ------
   Total operating expenses ...............     2,013       2,889       4,902
                                               ------      ------      ------
Net Income ................................    $  187      $  745      $  932
                                               ------      ------      ------
                                               ------      ------      ------


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



(d)  1998 ACQUISITIONS

     To reflect the following acquisitions which have occurred since January 1, 1998:

     FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                   REVENUE                                OPERATING EXPENSES
                                  -------------------------------------   ---------------------------------------------------------
                                                                          Property
                                                   Tenant                 Operating              Depreciation
                                                Reimbursements              And        Interest      and
                                                     and                   Other        Expense  Amortization
Acquisition/Offering              Minimum Rent   Other Income     Total    Expenses       (1)        (2)         Total     Subtotal
                                  ------------   ------------     -----   ---------    --------  ------------    -----     --------
101 Commerce Drive                $    2,788     $         4     $ 2,792   $           $          $             $          $  2,792
One Phillips Drive                     1,188             145       1,333         145                                145       1,188
GATX Properties                        1,770                       1,770                                                      1,770
Double M Development Properties        1,605             330       1,935         359                                359       1,576
The Galesi Properties                  5,193           1,558       6,751       1,707                              1,707       5,044
Fed One Properties                     1,633              22       1,655          82                                 82       1,573
6 British American Boulevard             444             192         636         192                                192         444
Marway Circle                            560                         560          40                                 40         520
Szeles Portfolio                       6,298              76       6,374       1,983                              1,983       4,391
ASW Facility                             698              13         711          76                                 76         635
Pioneer Properties                    12,018           1,628      13,646       3,960                              3,960       9,686
Chambersburg Properties                3,830             179        4009       1,101                              1,101       2,908
Browning Portfolio                     2,501             399       2,900         385                                385       2,515
Brashier Portfolio                     4,925             108       5,033         530                                530       4,503
Proforma Adjustments                                                                     22,455        9,584     32,039     (32,039)
                                  ----------     -----------     -------   ---------   --------   ----------    -------    ---------
                                  $   45,451     $     4,654     $50,105   $  10,560   $ 22,455   $    9,584    $42,599    $  7,506
                                  ----------     -----------     -------   ---------   --------   ----------    -------    ---------
                                  ----------     -----------     -------   ---------   --------   ----------    -------    ---------



               Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



Footnotes to 1998 Acquisitions:


(1)  To record interest expense on mortgage indebtedness as follows:

                                            Mortgage
                                             Amount     Interest Rate
                                            --------    -------------
          101 Commerce Drive                 $17,000        7.03%
          One Philips Drive                    7,500        7.03%
          GATX Properties                      8,433        7.10%
          Double M Development Properties      9,357        7.71%
          Galesi Properties                   18,036    8.33% to 8.68%
          Galesi Properties                   18,511        7.10%
          Fed One Industrial Portfolio        12,000        7.10%
          6 British American Boulevard         3,966        7.10%
          Marway Circle                        4,034        7.10%
          Szeles Portfolio                    31,000        7.10%
          ASW Facility                         7,500        7.10%
          Pioneer Portfolio                   11,019        9.00%
          Pioneer Portfolio                   51,000        7.10%
          Pioneer Portfolio                    3,405        9.68%
          Pioneer Portfolio                    2,120       10.12%
          Chambersburg Properties             32,500        7.10%
          Chambersburg Properties             17,200        7.58%
          Browning Portfolio                  21,723        8.15%
          Brashier Portfolio                  26,000        7.10%

(2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

-------------------------------------------------------------------------------

     (e) Represents interest expense savings from repayment of the Credit Facility and certain indebtedness upon the application of net proceeds from the private placements on July 9, 1998 and August 19, 1998

     (f) Reflects income allocated to the 800,000 Series A Convertible Preferred Shares issued as partial consideration in the acquisition of the Brashier Portfolio. The Series A Preferred Shares have an aggregate stated value of $20,000,000. Shareholders of this stock are entitled to a 9% preferential return.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT




     (g) To reflect additional general and administrative expense associated with the company's on-going management of the acquired properties.

     (h) To eliminate the pro forma effect of the non-recurring costs associated with the buyout of certain executives employment agreements and outstanding options and warrants in conjunction with the transactions which occurred on December 12, 1997, related to the Company's reorganization into an office and industrial real estate investment trust.

     (i) Reflects distribution related to the 454,545 Series A Convertible Preferred units issued as partial consideration in the acquisition of the Brashier Portfolio. These Series A Convertible Preferred Units have an aggregate stated value of $7,500,000, and are entitled to a 9% preferential return.

     (j) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 54% of the Operating Partnership after the consummation of the Pioneer Portfolio transaction. The adjustment to record the income effect of the minority interest share for the year ended December 31, 1997 in the pro forma statement of operations was computed as follows:

Proforma Revenue                                  $ 65,008

Proforma Operating Expenses                         51,856

Proforma Preferred Dividends                        (2,475)

Proforma Equity in Loss from Equity Investment        (424)
                                                  --------


Proforma Income before Minority Interest          $ 10,253
                                                  --------
                                                  --------

Minority Interest (46%)                           $  4,716

Minority Interest at December 31, 1997                 876
                                                  --------


Adjustment Required                               $  3,840
                                                  --------
                                                  --------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To American Real Estate Investment Corporation:

We have audited the accompanying combined statement of revenue and certain expenses of Chambersburg Properties for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of American Real Estate Investment Corporation as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Chambersburg Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                         /s/ Arthur Andersen LLP


Philadelphia, Pa.,
   December 5, 1998

                             CHAMBERSBURG PROPERTIES


           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)





                                                For the Nine        For the Year
                                                Months Ended           Ended
                                             September 30, 1998   December 31, 1997
                                             ------------------   -----------------
                                                 (unaudited)
REVENUE:
   Minimum rent (Note 2)                            $3,094,000        $3,830,000
   Tenant reimbursements                               136,000           179,000
                                                    ----------        ----------


         Total revenue                               3,230,000         4,009,000

CERTAIN EXPENSES:
   Maintenance and other operating expenses            530,000           757,000
   Real estate taxes                                   262,000           344,000
                                                    ----------        ----------

         Total certain expenses                        792,000         1,101,000
                                                    ----------        ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES               $2,438,000        $2,908,000
                                                    ----------        ----------
                                                    ----------        ----------




    The accompanying notes are an integral part of this financial statement.

                             CHAMBERSBURG PROPERTIES

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses reflects the operations of the Chambersburg Properties (the "Properties"), which include the following three buildings, all located in Chambersburg, Pennsylvania:

                                                            % Leased as of
                                                              December 31,
               Property                         Square Feet      1997
               --------                         -----------  -------------
1465 Nitterhouse Drive ("Nitterhouse")            420,000          100%
1440 Sheffler Drive ("Sheffler")                  355,200          100%
2294 Molly Pitcher Highway ("Molly Pitcher")      621,400          100%
                                                ---------
                                                1,396,600

Nitterhouse and Sheffler are expected to be acquired from WCN Limited Partnership and Molly Pitcher from Franklin Storage, Inc. ("Franklin") by American Real Estate Investment Corporation (the "Company"). WCN Limited Partnership and Franklin are referred to herein as the "Sellers". The statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Chambersburg Properties are maintained on a cash basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. The accounting records of Franklin are maintained on an accrual basis. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Properties.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

1.   BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses for the nine months ended September 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

Minimum rent presented includes straight-line adjustments for rental revenue in accordance with generally accepted accounting principles. The minimum rent straight-line adjustments resulted in a $7,000 decrease for the year ended December 31, 1997 and an increase of $16,000 (unaudited) for the nine months ending September 30, 1998.

The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 1997:

Property                   Tenant                                 Minimum Rent
--------                   ------                                 ------------
Molly Pitcher             Staples Contract and Commercial Inc.     $  956,000
Sheffler & Nitterhouse    Franklin Storage Inc.                    $1,774,000
Sheffler & Nitterhouse    Ingram Book Group                        $  527,000
Sheffler                  Titan Distribution Inc.                  $  470,000

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2011. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                    1998               $ 3,844,000
                    1999               $ 3,813,000
                    2000               $ 2,891,000
                    2001               $ 2,479,000
                    2002               $ 2,122,000
                    Thereafter         $14,553,000

Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3.   RELATED PARTY TRANSACTIONS:

Franklin, one of the Sellers, leases 100% of the space at Nitterhouse and 366,400 square feet of space at Molly Pitcher. Franklin paid $1,774,000 and $1,511,000 (unaudited) of minimum rent for the year ended December 31, 1997 and for the nine months ended September 30, 1998, respectively for both leases. The expenses related to Franklin are paid by the Properties, yet are not reimbursed by Franklin because of the related party relationship. These expenses totaled $207,000 for the year ended December 31, 1997 and $157,000 (unaudited) for the nine months ended September 30, 1998 and are not included in tenant reimbursements in the accompanying financial statements. Upon consummation of the sale to the Company, Franklin will reimburse the Company for its share of all future expenses applicable to its leased space.

4.   SUBSEQUENT EVENT

The Company entered into a letter of intent in August 1998 to purchase the Properties for a purchase price of $48,951,000. This acquisition was consummated on October 30, 1998 and was funded by the Company's credit facility and term debt.

            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To American Real Estate Investment Corporation:

We have audited the accompanying combined statement of revenue and certain expenses of Browning Investments Portfolio for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of American Real Estate Investment Corporation as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Browning Investments Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                       /s/ Arthur Andersen LLP


Philadelphia, Pa.,
   December 16, 1998

                         BROWNING INVESTMENTS PORTFOLIO

           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)



                                              For the Nine  For the Year
                                              Months Ended      Ended
                                              September 30,  December 31,
                                                  1998          1997
                                               ----------    ----------
                                               (unaudited)
REVENUE:
   Minimum rent (Note 2)                       $2,556,000    $2,501,000
   Tenant reimbursements                          441,000       399,000
                                               ----------    ----------


         Total revenue                          2,997,000     2,900,000
                                               ----------    ----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses       136,000       147,000
   Real estate taxes                              294,000       238,000
                                               ----------    ----------

         Total certain expenses                   430,000       385,000
                                               ----------    ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES          $2,567,000    $2,515,000
                                               ----------    ----------
                                               ----------    ----------

   The accompanying notes are an integral part of these financial statements.

                         BROWNING INVESTMENTS PORTFOLIO

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses reflects the operations of the Browning Investments Portfolio (the "Portfolio"), located in Indianapolis, Indiana. The Portfolio consists of the following properties:

                                              Aggregate Net
                   Property                Rentable Square Feet
                   --------                --------------------
                   8677 Logo Court               599,000
                   351 West 10th Street           39,000
                   4400 West 96th Street         100,000
                   6402 Corporate Drive          163,000
                                                 -------
                                                 901,000
                                                 -------
                                                 -------

Each of the properties, with the exception of 351 West 10th Street was acquired by American Real Estate Investment Corporation (the "Company") from various entities owned by Browning Investments, Inc. (the "Seller") in December 1998. The total purchase price of $34,670,000 consisted of $21,732,000 in assumed debt, $3,751,000 in cash and $9,187,000 in Limited Partnership Units. The property located at 351 West 10th Street is under a contract to be purchased in 1999 for a purchase price of approximately $3.8 million..

The properties located at 8677 Logo Court and 6402 Corporate Drive were 100% leased at December 31, 1997. The properties located at 351 West 10th Street and 4400 West 96th Street were not leased until 1998 as they were under development at December 31, 1997. The combined statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The combined statement of revenue and certain expenses for the nine months ended September 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

Minimum rent includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The minimum rent straight-line adjustment was an increase of $129,000 for the year ended December 31, 1997 and an increase of $100,000 (unaudited) for the nine months ended September 30, 1998.

The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 1997:

          Property                Tenant                  Minimum Rent
          --------                ------                  ------------
          8677 Logo Court         TKS Acquisition, Inc.    $1,478,000
          6402 Corporate Drive    Brightpoint, Inc.        $  895,000

The Portfolio is leased to tenants under operating leases with expiration dates extending to the year 2009. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                 1998                          $  3,398,000
                 1999                          $  3,721,000
                 2000                          $  3,721,000
                 2001                          $  3,721,000
                 2002                          $  3,934,000
                 Thereafter                    $ 19,464,000

Certain leases also include provisions requiring tenants to reimburse the Portfolio for management costs and other operating expenses up to stipulated amounts.

3.   RELATED PARTY TRANSACTIONS:

The Seller has affiliated companies that provide certain landscaping, repairs, maintenance and janitorial services to the tenants. These costs were $128,000 for the year ended December 31, 1997 and $113,000 (unaudited) for the nine-months ended September 30, 1998. These costs are included in maintenance and other operating expenses in the accompanying financial statements.

4.   SUBSEQUENT EVENT:

The Portfolio was acquired by American Real Estate Investment Corporation in December 1998. The total purchase price of $34,670,000 consisted of $21,732,000 in assumed debt, $3,751,000 in cash and $9,187,000 in Limited
Partnership Units. The property located at 351 West 10th Street is under a contract to be purchased in 1999 for a purchase price of approximately $3.8 million.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To American Real Estate Investment Corporation:

We have audited the accompanying combined statement of revenue and certain expenses of Brashier Portfolio for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of American Real Estate Investment Corporation as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Brashier Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                      /s/ Arthur Andersen LLP



Philadelphia, Pa.,
   December 23, 1998

                               BRASHIER PORTFOLIO


          COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)



                                                     For the Nine
                                                        Months       For the Year
                                                        Ended           Ended
                                                     September 30,   December 31,
                                                         1998            1997
                                                      ----------      ----------
                                                      (unaudited)

REVENUE:
   Minimum rent (Note 2) .......................      $4,372,000      $4,925,000
   Tenant reimbursements .......................         131,000         108,000
                                                      ----------      ----------


         Total revenue .........................       4,503,000       5,033,000
                                                      ----------      ----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses ....          75,000         135,000
   Real estate taxes ...........................         405,000         395,000
                                                      ----------      ----------

         Total certain expenses ................         480,000         530,000
                                                      ----------      ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES ..........      $4,023,000      $4,503,000
                                                      ----------      ----------
                                                      ----------      ----------



   The accompanying notes are an integral part of these financial statements.

                               BRASHIER PORTFOLIO

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses reflects the operations of the Brashier Portfolio (the "Portfolio"), located in South Carolina. The Portfolio was acquired by American Real Estate Investment Corporation (the "Company") from various entities under the common control of T. Walter Brashier and Associates (the "Seller") on December 24, 1998. The Portfolio has an aggregate net rentable area of approximately 2,286,000 square feet. At December 31, 1997, two buildings with a net rentable area of 110,000 were under construction. These buildings were occupied in January 1998. The remaining portion of the portfolio was 100% leased at December 31, 1997. This combined statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The combined statement of revenue and certain expenses for the nine months ended September 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

Minimum rent presented is recorded in accordance with generally accepted accounting principles. There are no leases which require a straight-line adjustment of minimum rent.

The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 1997:


                 TENANT                                   PROPERTIES                      MINIMUM RENT
                 ------                                   ----------                      ------------
Fabri-kal, Corp.                          Piedmont Highway Industrial Park                   $750,000

Benore Logistic Systems, Inc.             Augusta Road Industrial Park                       $954,000
                                          Piedmont Highway Industrial Park                   $275,000
                                          Whitehorse Road Industrial Park                    $220,000

BMW Manufacturing Corp.                   Wunda Weve Building                                $651,000

The Portfolio is leased to tenants under operating leases with expiration dates extending to the year 2006. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

          1998                               $5,459,000
          1999                               $4,285,000
          2000                               $1,633,000
          2001                               $  838,000
          2002                               $  792,000
          Thereafter                         $3,000,000

Certain leases also include provisions requiring tenants to reimburse the Portfolio for management costs and other operating expenses up to stipulated amounts.

3.   SUBSEQUENT EVENT

The Company purchased the Portfolio for a total purchase price of $50,799,000 on December 24, 1998. The purchase price was funded through cash proceeds from the Company's revolving credit facility and the issuance of $7.5 million of the Company's Series B Convertible Preferred Limited Partnership Units.